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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K

                                 Current Report


                Filed pursuant to Section 12, 13, or 15(d) of the
                         Securities Exchange Act of 1934





         Date of Report (Date of earliest event reported): April 3, 1998




                               OWOSSO CORPORATION
                 ----------------------------------------------
                 (Exact name of issuer as specified in charter)





         PENNSYLVANIA                 0-25066               23-2756709
(State or Other Jurisdiction          Commission         (I.R.S. Employer
of Incorporation or Organization)     file number         Identification Number)




           The Triad Building, 2200 Renaissance Boulevard, Suite 150,
                            King of Prussia, PA 19406
                    (Address of principal executive offices)


                                 (610) 275-4500
              (Registrant's telephone number, including area code)



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Item 5.           Other Events
                  ------------

                  Owosso Corporation (the "Company") has announced that the Company has signed two definitive agreements, one to acquire substantially all of the assets of Astro Air, Inc. ("Astro") and one to acquire all of the outstanding stock of M.H. Rhodes, Inc. ("Rhodes"). Astro is a privately-held Texas corporation that manufactures heat exchange coils. Rhodes is a publicly-held manufacturer of mechanical timers and photoelectric controls located in Avon, Connecticut. The Company intends to consolidate the operations of its subsidiary, Cramer Company ("Cramer"), into Rhodes soon after the acquisition and operate Cramer as a division of Rhodes.

                  The two acquisitions are subject to the fulfillment of various conditions, some of which are outside of the Company's control. Accordingly, there is no assurance that the acquisitions will be completed.


Item 7.           Financial Statements, Pro Forma
                  Financial Information and Exhibits
                  ----------------------------------

   (c)   Exhibits

 99.1    Press release dated April 3, 1998 re: Astro Air, Inc.

 99.2    Press release dated April 6, 1998 re: M.H. Rhodes, Inc.



                                       -2-


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                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        OWOSSO CORPORATION


Date:  April 6, 1998                    By: /s/ John H. Wert, Jr.
                                           ------------------------------
                                           John H. Wert, Jr., Senior Vice
                                           President - Finance and Chief
                                           Financial Officer

                                       -3-


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                                  EXHIBIT INDEX



Exhibit
  No.                               Description
-------                             -----------

99.1              Press release dated April 3, 1998 re: Astro Air, Inc.

99.2              Press release dated April 6, 1998 re: M.H. Rhodes, Inc.